================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

        Date of Report (Date of earliest event reported) October 18, 2005

                                  LUBY'S, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 1-8308                                74-1335253
        ------------------------          ------------------------------------
        (Commission File Number)          (IRS Employer Identification Number)

                       13111 Northwest Freeway, Suite 600
                                Houston, TX 77055
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

               (713) 329-6800                            www.lubys.com
        -----------------------------------------------------------------
        (Registrant's telephone number, including area code, and Website)


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2005, the Company released a press release announcing the results for the fourth quarter ended August 31, 2005. A copy of that release is attached as Exhibit 99. The information and exhibit furnished under Item 2.02 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99     Press release dated October 18, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LUBY'S, INC.
                                             (Registrant)

     Date: October 18, 2005                  By: /s/ Christopher J. Pappas
                                                 -------------------------------
                                                 Christopher J. Pappas
                                                 President and
                                                 Chief Executive Officer